                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549



                         ---------------------------

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                                April 25, 1995
                               (Date of Report)



                         ---------------------------
                         GEORGIA-PACIFIC CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


                                   GEORGIA
                           (State of Incorporation)

                                    1-3506
                           (Commission File Number)

                                  93-0432081
                     (IRS Employer Identification Number)

              133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30303
                   (Address of Principal Executive Offices)

                                (404) 652-4000
             (Registrant's Telephone Number, including area code)

Item 5.  Other Events.

         On April 18, 1995, Georgia-Pacific Corporation (the "Corporation") entered into a Terms Agreement (the "Terms Agreement") with Salomon Brothers Inc, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated as the Underwriters named therein (the "Underwriters"). Pursuant to the Terms Agreement and the Underwriting Agreement filed as an exhibit to the Corporation's Registration Statement on Form S-3 (No. 33-43453)(the "Underwriting Agreement"), the Corporation sold to the Underwriters, and the Underwriters purchased from the Corporation, upon and subject to the terms and conditions set forth in the Terms Agreement, $250,000,000 aggregate principal amount of the Corporation's 8 5/8% Debentures Due April 30, 2025 (the "Debentures").

         The Debentures were registered pursuant to a Registration Statement on Form S-3 (File No. 33-65208)(the "Registration Statement"), filed by the Corporation with the Securities and Exchange Commission (the "Commission") on June 29, 1993, and made effective on July 23, 1993, covering the offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 of up to $500,000,000 aggregate principal amount of the Corporation's unsubordinated non-convertible unsecured debt securities. Information concerning the Debentures and related matters is set forth in the Prospectus, dated April 18, 1995, and Prospectus Supplement, dated April 18, 1995, filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

         The Debentures were issued under and in accordance with the Indenture, dated as of March 1, 1983, between the Corporation and The Chase Manhattan Bank (National Association)("Chase")(the "Indenture"), as amended and supplemented by the First Supplemental Indenture, dated as of July 27, 1988, among the Corporation, Chase, and Morgan Guaranty Trust Company of New York, as Trustee (the "First Supplemental Indenture"). The Indenture was filed as Exhibit 4(a) to the Corporation's Registration Statement on Form S-3 (Registration No. 33-34810), and the First Supplemental Indenture was filed as Exhibit 4 to the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 1988.

         The Underwriting Agreement, Terms Agreement, Specimen Debenture, an Officers' Certificate establishing certain terms of the Debentures, and an opinion of counsel as to the Debentures are being filed as Exhibits to this Report.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

         None.

(b)      Pro forma financial information.

         None.

(c)      Exhibits.

         Exhibit 1(i) Underwriting Agreement dated October 22, 1991 (filed as Exhibit 1 to the Corporation's Registration Statement on Form S-3 (Registration No. 33-43453) and incorporated herein by this reference thereto)

         Exhibit 1(ii)                     Terms Agreement dated April 18, 1995

         Exhibit 4(i) Specimen of the Corporation's 8 5/8% Debentures Due April 30, 2025

         Exhibit 4(ii) Officers' Certificate dated April 25, 1995, establishing certain terms of the Debentures

         Exhibit 5                         Opinion of James F. Kelley, Esq.,
                                           as to the validity of the Debentures

         Exhibit 24(b) The consent of James F. Kelley, Esq., is contained in his opinion at
                                           Exhibit 5 hereto

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:   April 25, 1995



                                        GEORGIA-PACIFIC CORPORATION



                                        By /s/ John F. McGovern
                                           ------------------------
                                           John F. McGovern
                                           Senior Vice President -
                                           Finance and Chief
                                           Financial Officer
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
                                                    GEORGIA-PACIFIC CORPORATION


                                                     Exhibit Index to Form 8-K



                                            The following Exhibits are filed herewith:


Number                            Description                                                          Page No.*
- ------                            -----------                                                          ---------
Exhibit 1(i)                      Underwriting Agreement dated October 22, 1991
                                  (filed as Exhibit 1 to the Corporation's
                                  Registration Statement on Form S-3 (Registration No.
                                  33-43453) and incorporated herein by this reference
                                  thereto)

Exhibit 1(ii)                     Terms Agreement dated April 18, 1995

Exhibit 4(i)                      Specimen of the Corporation's 8 5/8% Debentures Due
                                  April 30, 2025

Exhibit 4(ii)                     Officers' Certificate dated April 18, 1995, establishing
                                  certain terms of the Debentures

Exhibit 5                         Opinion of James F. Kelley, Esq., as to the validity of
                                  the Debentures

Exhibit 24(b)                     The consent of James F. Kelley, Esq., is contained in his
                                  opinion at Exhibit 5 hereto


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*       This information appears only in the manually signed original of the
        Current Report on Form 8-K.